SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 17, 2011 (November 16, 2011)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2011, the Board of Directors (the “Board”) of Dynegy Inc. (“Dynegy”) adopted and approved the Third Amended and Restated Bylaws of Dynegy (the “Bylaws”). This amendment and restatement was effective immediately and contains changes which:

•                  Clarify the requirements of when Dynegy may hold its annual meeting;

•                  Delete references to “Class A” common stock and “Class A” directors consistent with Dynegy’s Second Amended and Restated Certificate of Incorporation; and

•                  Clarify the duties of the chairman of the board as well as clarify that the chairman of the board may be selected to serve as the lead director if he or she meets the applicable criteria.

The foregoing is intended only to be a summary of the changes made to the Bylaws and is qualified in its entirety by the Bylaws as amended and restated on November 17, 2011, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 16, 2011, the Board’s Audit and Compliance Committee approved amendments to the Code of Ethics for Senior Financial Professionals (the “Code of Ethics”). The amendments were effective immediately and contain changes which:

•                  Add a guideline that each Senior Financial Professional is expected to “promptly bring to the attention of the Audit and Compliance Committee any information concerning significant deficiencies in the design or operation of internal controls;” and

•                  Add a statement: “Any waiver and any amendment to this Code of Ethics shall be considered by the Audit and Compliance Committee, and all such waivers and amendments shall be disclosed as required by law.”

The foregoing is intended only to be a summary of the changes made to the Code of Ethics and is qualified in its entirety by the Code of Ethics as amended on November 16, 2011, which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

3.1	Dynegy Inc. Third Amended and Restated Bylaws, as amended on November 17, 2011
14.1	Code of Ethics for Senior Financial Professionals, as amended on November 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: November 17, 2011	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

3.1	Dynegy Inc. Third Amended and Restated Bylaws, as amended on November 17, 2011
14.1	Code of Ethics for Senior Financial Professionals, as amended on November 16, 2011